                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549

                          __________________________

                                   FORM 8-K

                                CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (date of earliest event report)                July 15,  1997
                                                            ------------------

The Money Store Home Improvement Trust 1997-II and the Originators as listed below under a Pooling and Servicing Agreement dated as of May 31, 1997 providing for the issuance of The Money Store Home Improvement Loan Certificates, Series 1997-II

                               TMS Mortgage Inc.
                       The Money Store Home Equity Corp.
                       The Money Store/ Minnesota Inc.
                       The Money Store/ Kentucky Inc.
                       The Money Store/ D.C. Inc.
                       --------------------------
            (Exact name of registrant as specified in its charter)


New Jersey                   333-20817-10                  Applied For
----------                   ------------                  -----------

State or other         (Commission                 (IRS Employer
jurisdiction of        File Number)                ID Number)
incorporation)


2840 Morris Avenue, Union, New Jersey  07083
--------------------------------------------
(Address of principal executive officer)


Registrant's Telephone Number,
including area code:                               (908) 686-2000
                                                   --------------

                                      n/a
---------------------------------------------------------
(Former name or former address, if changed since last report)

Item 5                   Other Events
                         ------------


     Attached herein as Annex A is a copy of the Monthly Statement sent to Class A Certificate holders with respect to the July 15, 1997 Remittance Date.


Item 7                   Financial Statements and Exhibits
                         ---------------------------------


     The quarterly financial statement for the period ended September 30, 1996 for MBIA Inc. is incorporated by reference to the Form 10Q filed by MBIA Inc. with the Securities and Exchange Commission on November 14, 1996.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                                  THE MONEY STORE INC.


                                                  By: /s/ Harry Puglisi
                                                  ---------------------------
                                                          Harry Puglisi
                                                           Treasurer



          Dated:       July 30, 1997

                                  Schedule A

                              List of Originators
                              -------------------

                                    1997-II
                                    -------



                        The Money Store/Minnesota Inc.
                           The Money Store/D.C. Inc.
                        The Money Store/ Kentucky Inc.
                       The Money Store Home Equity Corp.
                               TMS Mortgage Inc.

                            SERVICER'S CERTIFICATE

IN ACCORDANCE WITH SECTION 6.10 OF THE POOLING AND SERVICING
AGREEMENT DATED AS OF MAY 31, 1997, THE MONEY STORE INC.
REPORTS THE FOLLOWING INFORMATION PERTAINING TO SERIES 1997-II
FOR THE JULY 10, 1997 DETERMINATION DATE.

1.   AGGREGATE AMOUNT RECEIVED                                     $3,103,713.67


     LESS: SERVICE FEE                                                 34,324.34
           CONTINGENCY FEE                                             34,324.34
           OTHER SERVICER FEES (Late Charges / Escrow)                    878.00
           UNREIMBURSED MONTHLY ADVANCES                                    0.00
                                                                 ---------------

                                                                       69,526.68

     PLUS: MONTHLY ADVANCE - INCLUDING
             COMPENSATING INTEREST                                    373,334.32
           PRE-FUNDING ACCOUNT TRANSFER                                     0.00
           CAPITALIZED INTEREST ACCOUNT TRANSFER                      232,131.30
                                                                 ---------------

                                                                      605,465.61

     AMOUNT WITHDRAWN FROM THE CERTIFICATE                                  0.00
     ACCOUNT PURSUANT TO SECTION 6.01(b)(vi)
                                                                 ---------------
     AVAILABLE REMITTANCE AMOUNT (I-2)                              3,639,652.60
                                                                 ===============


2.   (A) ORIGINAL CLASS A-1 PRINCIPAL BALANCE                      94,900,000.00

     (B) ORIGINAL CLASS A-2 PRINCIPAL BALANCE                      61,800,000.00

     (C) ORIGINAL CLASS A-3 PRINCIPAL BALANCE                      27,675,000.00

     (D) ORIGINAL CLASS M-1 PRINCIPAL BALANCE                      33,125,000.00

     (E) ORIGINAL CLASS M-2 PRINCIPAL BALANCE                      18,750,000.00

     (F) ORIGINAL CLASS B PRINCIPAL BALANCE                        13,750,000.00

3.   PRINCIPAL DISTRIBUTION AMOUNTS :
     CLASS A-1                                                      2,225,845.52
     CLASS A-2                                                              0.00
     CLASS A-3                                                              0.00
     CLASS M-1                                                              0.00
     CLASS M-2                                                              0.00
     CLASS B                                                                0.00

     TOTAL  PRINCIPAL DISTRIBUTION AMOUNT:                          2,225,845.52

4. (A) CLASS A INTEREST SHORTFALL CARRYFORWARD AMOUNT                                               0.00
       CLASS M INTEREST SHORTFALL CARRYFORWARD AMOUNT                                               0.00
       CLASS B INTEREST SHORTFALL CARRYFORWARD AMOUNT                                               0.00
       AGGREGATE INTEREST SHORTFALL CARRYFORWARD AMOUNT                                             0.00

   (B) CLASS A REALIZED LOSS AMOUNT                                                                 0.00
       CLASS M REALIZED LOSS AMOUNT                                                                 0.00
       CLASS B REALIZED LOSS AMOUNT                                                                 0.00
       AGGREGATE REALIZED LOSS AMOUNT                                                               0.00

5. AVAILABLE MAXIMUM SUBORDINATION AMOUNT                                                   3,408,000.00

6. PRINCIPAL PREPAYMENT RECEIVED DURING
   THE DUE PERIOD
   AMOUNT                                                                                     376,474.48
   # OF LOANS                                                                                         30

7. AMOUNT OF CURTAILMENTS RECEIVED DURING
   THE DUE PERIOD                                                                             502,349.23

8. AMOUNT OF EXCESS AND MONTHLY PAYMENTS
   IN RESPECT OF PRINCIPAL RECEIVED DURING
   THE DUE PERIOD                                                                             475,425.41

9. AMOUNT OF INTEREST RECEIVED                                                              1,732,052.70

10.  (A)  AMOUNT OF MONTHLY ADVANCES TO BE MADE ON
          THE DETERMINATION DATE
          MONTHLY ADVANCE TO BE DEPOSITED IN THE CERTIFICATE
          ACCOUNT PURSUANT TO SECTION 6.01(a)(ii)                                             373,334.32

     (B)  AMOUNT OF COMPENSATING INTEREST                                                           7.42

11.  DELINQUENT AND FORECLOSURE INFORMATION (EXHIBIT O)

12.  AMOUNT OF REALIZED LOSSES DURING
     THE DUE PERIOD                                                                                 0.00

13.  CLASS A-1 REMITTANCE AMOUNT:
      (A) CURRENT INTEREST REQUIREMENT                   502,970.00
      (B) PRINCIPAL DISTRIBUTION AMOUNT                2,225,845.52
      (C) CARRY FORWARD AMOUNT                                 0.00
      (D) MONTHLY ADVANCE                                      0.00

      TOTAL CLASS A-1 REMITTANCE AMOUNT                                                     2,728,815.52

     CLASS A-2 REMITTANCE AMOUNT:
      (A) CURRENT INTEREST REQUIREMENT                   338,870.00
      (B) PRINCIPAL DISTRIBUTION AMOUNT                        0.00
      (C) CARRY FORWARD AMOUNT                                 0.00
      (D) MONTHLY ADVANCE                                      0.00

      TOTAL CLASS A-2 REMITTANCE AMOUNT                                                       338,870.00

     CLASS A-3 REMITTANCE AMOUNT:
      (A) CURRENT INTEREST REQUIREMENT                   157,055.62
      (B) PRINCIPAL DISTRIBUTION AMOUNT                        0.00
      (C) CARRY FORWARD AMOUNT                                 0.00
      (D) MONTHLY ADVANCE                                      0.00

      TOTAL CLASS A-3 REMITTANCE AMOUNT                                                       157,055.62

     CLASS A REMITTANCE AMOUNT:
      (A) CURRENT INTEREST REQUIREMENT                                            998,895.63
      (B) PRINCIPAL DISTRIBUTION AMOUNT                                         2,225,845.52
      (C) CARRY FORWARD AMOUNT                                                          0.00
      (D) MONTHLY ADVANCE                                                               0.00

      TOTAL CLASS A REMITTANCE AMOUNT                                                                 3,224,741.15

     CLASS M-1 REMITTANCE AMOUNT:
      (A) CURRENT INTEREST REQUIREMENT                                            197,921.88
      (B) PRINCIPAL DISTRIBUTION AMOUNT                                                 0.00
      (C) CARRY FORWARD AMOUNT                                                          0.00
      (D) MONTHLY ADVANCE                                                               0.00

      TOTAL CLASS M-1 REMITTANCE AMOUNT                                                                 197,921.88

     CLASS M-2 REMITTANCE AMOUNT:
      (A) CURRENT INTEREST REQUIREMENT                                            120,312.50
      (B) PRINCIPAL DISTRIBUTION AMOUNT                                                 0.00
      (C) CARRY FORWARD AMOUNT                                                          0.00
      (D) MONTHLY ADVANCE                                                               0.00

      TOTAL CLASS M-2 REMITTANCE AMOUNT                                                                 120,312.50

     CLASS M REMITTANCE AMOUNT:
      (A) CURRENT INTEREST REQUIREMENT                                            318,234.38
      (B) PRINCIPAL DISTRIBUTION AMOUNT                                                 0.00
      (C) CARRY FORWARD AMOUNT                                                          0.00
      (D) MONTHLY ADVANCE                                                               0.00

      TOTAL CLASS M REMITTANCE AMOUNT                                                                   318,234.38

     CLASS B REMITTANCE AMOUNT:
      (A) CURRENT INTEREST REQUIREMENT                                             88,343.75
      (B) PRINCIPAL DISTRIBUTION AMOUNT                                                 0.00
      (C) CARRY FORWARD AMOUNT                                                          0.00
      (D) MONTHLY ADVANCE                                                               0.00

      TOTAL CLASS B REMITTANCE AMOUNT                                                                    88,343.75

  AGGREGATE REMITTANCE AMOUNT:
      (A) CURRENT INTEREST REQUIREMENT                                          1,405,473.75
      (B) PRINCIPAL DISTRIBUTION AMOUNT                                         2,225,845.52
      (C) CARRY FORWARD AMOUNT                                                          0.00
      (D) MONTHLY ADVANCE                                                               0.00

      TOTAL REMITTANCE AMOUNT                                                                         3,631,319.27

  14. (A) REIMBURSABLE AMOUNT (I-22)                                                                          0.00
      (B) CLASS X REMITTANCE AMOUNT PAYABLE
          PURSUANT TO SECTION 6.08(d) (iii) & (iv)                                                            0.00

  15. (A) CLASS A-1 PRINCIPAL BALANCE AFTER
          DISTRIBUTION TO BE MADE ON THE
          REMITTANCE DATE AND AFTER ALLOCATION
          OF REALIZED LOSSES                                                                         92,674,154.48

     (B)  CLASS A-2 PRINCIPAL BALANCE AFTER
          DISTRIBUTION TO BE MADE ON THE
          REMITTANCE DATE AND AFTER ALLOCATION
          OF REALIZED LOSSES                                                                 61,800,000.00

     (C)  CLASS A-3 PRINCIPAL BALANCE AFTER
          DISTRIBUTION TO BE MADE ON THE
          REMITTANCE DATE AND AFTER ALLOCATION
          OF REALIZED LOSSES                                                                 27,675,000.00

     (D)  CLASS M-1 PRINCIPAL BALANCE AFTER
          DISTRIBUTION TO BE MADE ON THE
          REMITTANCE DATE AND AFTER ALLOCATION
          OF REALIZED LOSSES                                                                 33,125,000.00

     (E)  CLASS M-2 PRINCIPAL BALANCE AFTER
          DISTRIBUTIONS TO BE MADE ON THE
          REMITTANCE DATE AND AFTER ALLOCATION
          OF REALIZED LOSSES                                                                 18,750,000.00

     (F)  CLASS B PRINCIPAL BALANCE AFTER
          DISTRIBUTIONS TO BE MADE ON THE
          REMITTANCE DATE AND AFTER ALLOCATION
          OF REALIZED LOSSES                                                                 13,750,000.00

     (G)  TOTAL POOL PRINCIPAL BALANCE AFTER
          DISTRIBUTION TO BE MADE ON THE
          REMITTANCE DATE AND AFTER ALLOCATION
          OF REALIZED LOSSES                                                                247,774,154.48

16.  TRIGGER EVENT CALCULATION                                                           TRIGGER ACTIVATED

THE TRIGGER EVENT WILL BE IN EFFECT IF EITHER

  (1)  (i)  DOES NOT EXCEED 50% OF (ii)
       (i)  SI               0.35%
       (ii) C                0.00%                              100.000%                       NO

  (2)  BOTH (A) AND (B)

       (A) EITHER (X) OR (Y)
           (X) THE WEIGHTED AVERAGE FIVE-MONTH SIXTY-DAY DELINQUENCY RATIO
                         0.00%                  NO
           (             0.00

       (B) EITHER (X) OR (Y)
           (X) THE WEIGHTED AVERAGE FIVE-MONTH SIXTY-DAY DELINQUENCY RATIO
                         0.00%
           (             0.00                   NO                                             NO

  (3)  (i) IS GREATER THAN 75% OF (ii)

      (i)  PRI     236,250,000.00
      (ii) PRI     250,000,000.00                                 94.50%                      YES

                                                                                       ----------------
                IF EITHER (1), (2) OR (3) = "YES", THEN THE TRIGGER EVENT IS ON EF            YES
                                                                                       ----------------

17.  CUMULATIVE REALIZED LOSSES                                                                         0.00

18.  AMOUNT BY WHICH THE FORMULA DISTRIBUTION AMOUNT
     EXCEEDS THE CLASS DISTRIBUTION AMOUNT                                                              0.00

19.  (A)  SERVICING FEE FOR THE RELATED DUE PERIOD                                                 34,324.34

     (B)  CONTINGENCY FEE FOR THE RELATED DUE PERIOD                                               34,324.34

     (C)  AMOUNT TO BE DEPOSITED TO THE EXPENSE ACCOUNT - TRUSTEE                                   8,333.33

     (D)  FHA PREMIUM ACCOUNT                                                                      16,554.63

20.  AMOUNT OF PAYMENTS AND REIMBURSEMENTS TO THE
     SERVICERS PURSUANT TO:

       (A) SECTION 5.04 (b)                                                                             0.00
       (B) SECTION 5.04 (c)                                                                             0.00
       (C) SECTION 5.04 (d)(ii)                                                                         0.00
       (D) SECTION 5.04 (e)                                                                             0.00
       (E) SECTION 5.04 (f)(i)                                                                     68,648.68

21.  CLASS A-1 POOL FACTOR (I-5):
  CURRENT CLASS A-1 PRINCIPAL BALANCE                         92,674,154.48                       0.97654536
  ORIGINAL CLASS A-1 PRINCIPAL BALANCE                        94,900,000.00

  CLASS A-2 POOL FACTOR (I-5):
  CURRENT CLASS A-2 PRINCIPAL BALANCE                         61,800,000.00                       1.00000000
  ORIGINAL CLASS A-2 PRINCIPAL BALANCE                        61,800,000.00

  CLASS A-3 POOL FACTOR (I-5):
  CURRENT CLASS A-3 PRINCIPAL BALANCE                         27,675,000.00                       1.00000000
  ORIGINAL CLASS A-3 PRINCIPAL BALANCE                        27,675,000.00

  CLASS M-1 POOL FACTOR (I-5):
  CURRENT CLASS M-1 PRINCIPAL BALANCE                         33,125,000.00                       1.00000000
  ORIGINAL CLASS M-1 PRINCIPAL BALANCE                        33,125,000.00

  CLASS M-2 POOL FACTOR (I-5):
  CURRENT CLASS M-2 PRINCIPAL BALANCE                         18,750,000.00                       1.00000000
  ORIGINAL CLASS M-2 PRINCIPAL BALANCE                        18,750,000.00

  CLASS B POOL FACTOR (I-5):
  CURRENT CLASS B-1 PRINCIPAL BALANCE                         13,750,000.00                       1.00000000
  ORIGINAL CLASS B-2 PRINCIPAL BALANCE                        13,750,000.00

  POOL  FACTOR:
  CURRENT POOL PRINCIPAL BALANCE                             247,774,154.48                       0.99109662
  ORIGINAL POOL  PRINCIPAL BALANCE                           250,000,000.00


22.  (A)  WEIGHTED AVERAGE MORTGAGE INTEREST RATE                                                12.628%

     (B)  ADJUSTED MORTGAGE INTEREST RATE OF THE MORTGAGE LOANS                                  14.178%

     (C)  WEIGHTED AVERAGE CLASS A-1, CLASS A-2
          CLASS A-3, CLASS M-1, CLASS M-2 AND CLASS B
          ADJUSTED MORTGAGE LOAN REMITTANCE RATE                                                  6.790%
                                                                                     ------------------------------------
     (D)  WEIGHTED AVERAGE MORTGAGE INTEREST RATE FOR                                  05/31/97            06/30/97
                                                                                     ------------------------------------
                                                                                       12.500%             12.628%

23.  (A)  SENIOR PERCENTAGE                                                                      100.00%

     (B)  CLASS B PERCENTAGE                                                                       0.00%

24.  (A)  SPREAD AMOUNT                                                                     2,225,845.52

     (B)  SPECIFIED SUBORDINATED AMOUNT                                                    24,250,000.00

25.  (A)  CLASS A APPLIED REALIZED LOSS AMOUNT                                                      0.00
          CLASS M APPLIED REALIZED LOSS AMOUNT                                                      0.00
          CLASS B APPLIED REALIZED LOSS AMOUNT                                                      0.00

     (B)  UNPAID  CLASS A REALIZED LOSS AMOUNT                                                      0.00
          UNPAID  CLASS M REALIZED LOSS AMOUNT                                                      0.00
          UNPAID  CLASS B REALIZED LOSS AMOUNT                                                      0.00

26.  ACCELERATED PRINCIPAL AMOUNT FOR THE CURRENT REMITTANCE DATE                               871596.4

27.  (A)  AMOUNT TO BE DEPOSITED INTO THE FHA PREMIUM ACCOUNT
          FOR THE DUE PERIOD                                                                   16,554.63
     (B)  AMOUNT REIMBURSABLE TO THE SERVICER AND/OR THE
          CERTIFICATE INSURER FROM THE FHA ACCOUNT PURSUANT TO 6.06(b)(i)                           0.00

28.  AMOUNT OF FHA PAYMENTS AND RELATED PAYMENTS
      RECEIVED DURING THE MONTH                                                                     0.00

29.  THE RESERVE AMOUNT FOR THE DUE PERIOD                                                 25,000,000.00

30.  CLAIMS FILED DURING THE DUE PERIOD                                                             0.00

31.  CLAIMS PAID DURING THE PERIOD                                                                  0.00

32.  CLAIMS DENIED BY FHA DURING THE PERIOD                                                         0.00

33.  CLAIMS PENDING PAYMENT BY FHA DURING THE DUE PERIOD                                            0.00

34.  OTHER INFORMATION                                                                               N/A

                                             EXHIBIT O
          REMIC DELINQUENCIES AS OF - JUNE 30, 1997

REMIC      OUTSTANDING            #
SERIES     DOLLARS                ACCOUNTS        RANGES                  AMOUNT               NO          PCT
1997-II           $207,355,172.53     11,148      1 TO 29 DAYS          25,729,178.02           1,383      12.41%
                                                 30 TO 59 DAYS           2,792,017.16             175       1.35%
                                                 60 TO 89 DAYS             734,328.19              41       0.35%
                                                 90 AND OVER                     0.00               0       0.00%

                                                 FORECLOSURE                     0.00               0       0.00%
                                                 REO PROPERTY                    0.00               0       0.00%


                                                 TOTALS               $ 29,255,523.37           1,599      14.11%
                                                                    ================================================

1997-II

The following additional information, presented in dollars, pursuant to
Section 6.10 subclauses (ii), (vi), (vii), (viii), (xiii), (xv), (xxii) is provided for each Class per $1,000 original dollar amount as of the Cut-Off Date.

SUBCLAUSE              CLASS A-1           CLASS A-2             CLASS A-3              CLASS M-1
------------------------------------------------------------------------------------------------------
(ii)                          1,000.00            1,000.00              1,000.00               1,000.00

(vi)                              3.97                0.00                  0.00                   0.00

(vii)                             5.29                0.00                  0.00                   0.00

(viii)                            5.01                0.00                  0.00                   0.00


(xiii)  (a)                       5.30                5.48                  5.68                   5.98
        (b)                      23.45                0.00                  0.00                   0.00
        (c)                       0.00                0.00                  0.00                   0.00
        (d)                       0.00                0.00                  0.00                   0.00


(xv)                            976.55            1,000.00              1,000.00               1,000.00

(xxxv)                            0.00                0.00                  0.00                   0.00


SUBCLAUSE                                  CLASS M-2                                       CLASS B
---------                               ---------------                                ---------------
(ii)                                              1,000.00                                     1,000.00

(vi)                                                  0.00                                         0.00

(vii)                                                 0.00                                         0.00

(viii)                                                0.00                                         0.00


(xiii)  (a)                                           6.42                                         6.43
        (b)                                           0.00                                         0.00
        (c)                                           0.00                                         0.00
        (d)                                           0.00                                         0.00


(xv)                                              1,000.00                                     1,000.00


(xxxv)                                                0.00                                         0.00